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                                 EXHIBIT 10.1.9
           NINTH AMENDMENT TO FIRST AMENDED AND RESTATED AGREEMENT OF
                               LIMITED PARTNERSHIP


         This Ninth Amendment ("Amendment") to the First Amended and Restated Agreement of Limited Partnership dated as of December __, 1996, is entered into by and among Sunstone Hotel Investors, Inc., a Maryland corporation, in its individual capacity (the "Company") and in its capacity as the General Partner of the Partnership (the "General Partner") and each of the individuals listed on the signature page attached hereto, as newly admitted limited partners of the Partnership (the "Substitute Limited Partners"). All defined terms not otherwise defined herein shall have the meaning set forth in the Agreement (as defined below).

                                    RECITALS

         A. WHEREAS, the General Partner and the current Limited Partners executed that certain First Amended and Restated Agreement of Limited Partnership dated as of October 16, 1995, amending and restating that certain Limited Partnership Agreement dated as of September 22, 1994 (as amended, the "Agreement"), and the General Partner caused the Sunstone Hotel Investors, L.P. (the "Partnership") to file a Certificate of Limited Partnership with the Delaware Secretary of State on September 23, 1994, thereby causing the Partnership to be formed for the purposes set forth in the Agreement.

         B. WHEREAS, Steamboat Hotel Partners, Ltd., a Colorado limited partnership, and current Limited Partner of the Partnership (the "Dissolving Limited Partner"), has elected to dissolve and distribute in a liquidation to its partners all of its respective assets, including Partnership Units. Robert Alter and C. Robert Enever are existing Limited Partners (the "Existing Limited Partners") who will be receiving a distribution of Partnership Units from the Dissolving Limited Partner.

         C. WHEREAS, each of the Substitute Limited Partners desire as soon as practical after receiving such liquidating distribution of Partnership Units from the Dissolving Limited Partner to be admitted as a substitute limited partner in accordance with the terms of Section 9.3 of the Agreement.

         D. WHEREAS, in order to evidence the transfer of the Partnership Units and the admission of the Substitute Limited Partners into the Partnership, the parties hereto desire to enter into this Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

            1. Admission of Substitute Limited Partners. Each of the Substitute Limited Partners is hereby admitted as a Substituted Limited Partner pursuant to
Section 9.3 of the Agreement effective as of December 31, 1996. The General Partner shall instruct ChaseMellon Shareholder Services, the Transfer Agent for the Partnership, to process the request for transfer of Partnership Units to reflect the transfer from the Dissolving Limited Partner to the Substitute Limited Partners. Attached hereto as Exhibit "A" is a chart reflecting the transfer of the Partnership Units to the Substitute Limited Partners and to the Existing Limited Partners and the allocated Agreed Value of the Hotel contributed in consideration for the original issuance of the Partnership Units. Each Substitute Limited Partner has listed his or her address for notices below the signature block hereto.

            2. Agreement to be Bound. Each of the Substitute Limited Partners hereby agrees to be bound by each of the terms and conditions of the Agreement, which are hereby incorporated by reference.

            3. Power of Attorney. Each Substitute Limited Partner hereby irrevocably constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name and place instead to perform any of the acts set forth in Section 8.2 of the Agreement.


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                  4. Representation of Substitute Limited Partner. Each
         Substitute Limited Partner hereby represents and warrants to the General Partner and to the Partnership that the acquisition of his Partnership Interest is made as a principal for his own account for investment purposes only and not with a view to the resale or distribution of such Partnership Interest. Each Substitute Limited Partner hereby agrees that he or she will not sell, assign or otherwise transfer his or her Partnership Interest or any fraction thereof, whether voluntarily or by operation of law or judicial sale or otherwise, to any Person who does not make the representations and warranties to the General Partners set forth in Section 9.1(a) and similarly agree not to sell, assign or transfer such Partnership or fraction thereof to any Person who does not similarly represent, warrant and agree.

                  5. Effect of Amendment. Except as amended hereby, the Agreement is hereby confirmed in all respects.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


GENERAL PARTNER                     SUBSTITUTE LIMITED PARTNER


SUNSTONE HOTEL INVESTORS, INC.,     /s/ Audrey W. Enever
a Maryland corporation and the      ----------------------------------
sole General Partner, Executing     Audrey W. Enever
this Amendment without the need
for any consent by any Limited      /s/ Daniel E. Carsello
Partner pursuant to the terms       ----------------------------------
of Article XI of the Agreement      Daniel E. Carsello

                                    /s/ Daniel E. Carsello
By: /s/Robert A. Alter              ----------------------------------
----------------------              /s/ Daniel E. Carsello, Trustee
Robert A. Alter
   Its:  President                  /s/ Jeanne H. Carsello
                                    ----------------------------------
                                    Jeanne H. Carsello, Trustee

                                    /s/ Gerald N. Clark
                                    ----------------------------------
                                    Gerald N. Clark

                                    /s/ Andra M. Palmros
                                    ----------------------------------
                                    Andra M. Palmros, personal Representative
                                    of the Estate of Alexander Palmros II,
                                    a/k/a Alex Palmros II,
                                    Deceased

                                    /s/ H. David Zabel
                                    ----------------------------------
                                    H. David Zabel

                                    /s/ Daniel P. Dooley
                                    ----------------------------------
                                    Daniel P. Dooley




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                                             /s/ Colleen Dooley
                                             ----------------------------------
                                             Colleen Dooley

                                             /s/ Peter B. Ayres
                                             ----------------------------------
                                             Peter B. Ayres, Trustee

                                             /s/ Terry H. Hilson
                                             ----------------------------------
                                             Terry H. Hilson, Trustee

                                             /s/ Douglas A. Slansky
                                             ----------------------------------
                                             Douglas A. Slansky

                                             /s/ Edward C. Poth
                                             ----------------------------------
                                             Edward C. Poth

                                             /s/ Dean A. Sammons
                                             ----------------------------------
                                             Dean A. Sammons

                                             /s/ Sarah B. Sammons
                                             ----------------------------------
                                             Sarah B. Sammons

                                             /s/ Richard E. Pyle
                                             ----------------------------------
                                             Richard E. Pyle

                                             /s/ Garey W. Coonen
                                             ----------------------------------
                                             Garey W. Coonen

                                             /s/ Edgar R. Johnson
                                             ----------------------------------
                                             Edgar R. Johnson

                                             /s/ June A. Johnson
                                             ----------------------------------
                                             June A. Johnson

                                             /s/ James Hively
                                             ----------------------------------
                                             James Hively

                                             /s/ Sandra Hively
                                             ----------------------------------
                                             Sandra Hively

                                             /s/ Richard F. Wehrli
                                             ----------------------------------
                                             Richard F. Wehrli

                                             /s/ Judith J. Wehrli
                                             ----------------------------------
                                             Judith J. Wehrli




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                                                /s/ Eugene D. Hogenson
                                                -------------------------------
                                                Eugene D. Hogenson

                                                /s/ Christine M. Leick
                                                -------------------------------
                                                Christine M. Leick

                                                /s/ Sherman B. Cornell
                                                -------------------------------
                                                Sherman B. Cornell

                                                /s/ Anthony E. Van Baak
                                                -------------------------------
                                                Anthony E. Van Baak




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